EXHIBIT 99.1

WESTERN GAS ANNOUNCES

SECOND-QUARTER 2013 RESULTS

HOUSTON, July 31, 2013 – Western Gas Partners, LP (NYSE: WES) (“WES”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced second-quarter 2013 financial and operating results.

WESTERN GAS PARTNERS, LP

Net income available to limited partners for the second quarter of 2013, totaled $44.8 million, or
$0.41 per common unit (diluted). For the second quarter of 2013, Adjusted EBITDA (1) was $107.6 million and Distributable cash flow (1) was $89.8 million, resulting in a Coverage ratio (1) of 1.13 times for the period.

Total throughput attributable to WES for the second quarter of 2013 averaged 3.1 Bcf/d, which was 8% above the prior quarter and 15% above the second quarter of 2012 (2). Excluding acquisitions, capital expenditures attributable to WES on a cash basis totaled $169.5 million during the second quarter of 2013. Of this amount, maintenance capital expenditures were $6.2 million, or 6% of Adjusted EBITDA (1). Capital expenditures attributable to WES on an accrual basis and excluding acquisitions totaled $135.5 million during the second quarter of 2013.

“Our second quarter fully met our expectations,” said President and Chief Executive Officer, Don Sinclair. “With strong sequential throughput growth in our liquids-rich areas, as well as the Marcellus, the start-up of our Brasada plant in June, and the commencement of our recently-announced capital projects, 2013 is shaping up to be a very exciting year. We continue to maintain the full-year 2013 EBITDA guidance that we released in February, while we will be revising the total capital expenditure guidance to reflect the new projects.”

(1)	Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.
(2)

These results include the net throughput attributable to the 33.75% interest in certain third-party operated Marcellus gathering assets acquired from Anadarko (the “Non-Operated Marcellus Interest”) for all periods of comparison, throughput attributable to the additional Chipeta interest beginning in August 2012, and throughput attributable to the 33.75% interest in certain Anadarko-Operated Marcellus gathering assets acquired from a third party (the “Anadarko-Operated Marcellus Interest”) beginning in March 2013.

WES previously declared a quarterly distribution of $0.56 per unit for the second quarter of 2013, representing a 4% increase over the prior quarter and a 17% increase over the second-quarter 2012 distribution of $0.48 per unit. The distribution will be paid on August 12, 2013, to unitholders of record at the close of business on July 31, 2013. The second-quarter 2013 Coverage ratio (1) of 1.13 times is based on the quarterly distribution of $0.56 per unit.

WESTERN GAS EQUITY PARTNERS, LP

As of June 30, 2013, WGP indirectly owned the 2% general partner interest and 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the second quarter of 2013, totaled $35.5 million, or $0.16 per common unit (diluted).

WGP previously declared a quarterly distribution of $0.1975 per unit for the second quarter of 2013, representing a 10% increase over the distribution from the prior quarter. The distribution will be paid on August 21, 2013, to unitholders of record at the close of business on July 31, 2013. WGP will receive distributions from WES of $44.1 million attributable to the second quarter and will pay out $43.2 million in distributions for the same period.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT

Western Gas Partners and Western Gas Equity Partners will host a joint conference call on Thursday, August 1, 2013, at 11 a.m. Central Daylight Time (12 p.m. Eastern Daylight Time) to discuss second-quarter 2013 results. To participate via telephone, please dial 877.621.4819 and enter participant code 17109076. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.

(1)	Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in East, West and South Texas, the Rocky Mountains, north-central Pennsylvania and the Mid-Continent, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers.

Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the 2.0% general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; and construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, as well as other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and other public filings and press releases by Western Gas Partners and Western Gas Equity Partners. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

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WESTERN GAS CONTACT

Benjamin Fink, CFA

SVP, Chief Financial Officer and Treasurer

832.636.6010

benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of the Partnership’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and Adjusted EBITDA (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio are widely accepted financial indicators of the Partnership’s financial performance compared to other publicly traded partnerships and are useful in assessing the Partnership’s ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA and Coverage ratio, as defined by the Partnership, may not be comparable to similarly titled measures used by other companies. Therefore, the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

The Partnership defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, and income taxes.

	Three Months Ended June 30,			Six Months Ended June 30,
thousands except Coverage ratio	2013		2012 (1)	2013		2012 (1)

Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$60,200		$43,309	$110,857		$96,960
Add:
Distributions from equity investees	6,026		5,578	11,032		10,019
Non-cash equity-based compensation expense	824		2,924	1,701		6,990
Interest expense, net (non-cash settled)	—		82	—		163
Income tax expense	137		5,079	4,373		9,508
Depreciation, amortization and impairments (2)	35,857		27,084	67,681		53,496
Other expense (2)	—		1,665	—		1,665
Less:
Equity income, net	3,724		3,335	7,704		6,948
Cash paid for maintenance capital expenditures (2) (4)	6,174		9,150	12,206		15,465
Capitalized interest	3,260		946	6,441		1,603
Cash paid for income taxes	—		—	—		72
Other income (2) (3)	103		—	380		62

Distributable cash flow	$89,783		$72,290	$168,913		$154,651

Distributions declared (5)
Limited partners	$62,794			$119,553
General partner	16,521			29,905

Total	$79,315			$149,458

Coverage ratio	1.13	x		1.13	x

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)

Includes the Partnership’s 51% share for the three and six months ended June 30, 2012, and its 75% share for the three and six months ended June 30, 2013, of depreciation, amortization and impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)

Excludes income of $0.4 million and $0.8 million for each of the three and six months ended June 30, 2013 and 2012, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

(4)	Net of a prior period adjustment reclassifying $0.7 million from capital expenditures to operating expenses for the three and six months ended June 30, 2012.

(5)	Reflects distributions of $0.56 and $1.10 per unit declared for the three and six months ended June 30, 2013, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA

The Partnership defines Adjusted EBITDA as net income attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended June 30,		Six Months Ended June 30,
thousands	2013	2012 (1)	2013	2012 (1)

Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA
Net income attributable to Western Gas Partners, LP	$60,200	$43,309	$110,857	$96,960
Add:
Distributions from equity investees	6,026	5,578	11,032	10,019
Non-cash equity-based compensation expense	824	2,924	1,701	6,990
Interest expense	12,654	9,560	24,465	19,141
Income tax expense	137	5,079	4,373	9,508
Depreciation, amortization and impairments (2)	35,857	27,084	67,681	53,496
Other expense (2)	—	1,665	—	1,665
Less:
Equity income, net	3,724	3,335	7,704	6,948
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Other income (2) (3)	103	—	380	62

Adjusted EBITDA	$107,646	$87,639	$203,575	$182,319

Reconciliation of Adjusted EBITDA to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$107,646	$87,639	$203,575	$182,319
Adjusted EBITDA attributable to noncontrolling interests	2,499	4,945	5,345	9,843
Interest income (expense), net	(8,429)	(5,335)	(16,015)	(10,691)
Non-cash equity based compensation expense	54	(2,004)	(19)	(5,156)
Debt-related amortization and other items, net	566	519	1,126	1,030
Current income tax expense	(32)	(1,452)	(3,144)	6,331
Other income (expense), net (3)	103	(1,663)	381	(1,601)
Distributions from equity investees less than (in excess of) equity income, net	(2,302)	(2,243)	(3,328)	(3,071)
Changes in operating working capital:
Accounts receivable and natural gas imbalance receivable	(47,875)	(20,241)	(27,121)	12,586
Accounts payable, accrued liabilities and natural gas imbalance payable	(20,951)	3,717	336	(9,948)
Other	3,779	3,583	3,877	4,544

Net cash provided by operating activities	$35,058	$67,465	$165,013	$186,186

Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities			$165,013	$186,186
Net cash used in investing activities			$(1,049,490)	$(658,549)
Net cash provided by financing activities			$538,676	$503,856

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)

Includes the Partnership’s 51% share for the three and six months ended June 30, 2012, and its 75% share for the three and six months ended June 30, 2013, of depreciation, amortization and impairments; other expense; and other income attributable to Chipeta.

(3)

Excludes income of $0.4 million and $0.8 million for each of the three and six months ended June 30, 2013 and 2012, respectively, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except unit and per-unit amounts	2013	2012 (1)	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$109,800	$93,444	$212,690	$185,033
Natural gas, natural gas liquids and condensate sales	139,561	122,226	261,290	250,712
Equity income and other, net	5,765	4,640	10,893	9,241

Total revenues	255,126	220,310	484,873	444,986

Operating expenses
Cost of product	93,460	82,456	176,543	165,612
Operation and maintenance	41,669	35,690	78,408	67,811
General and administrative	7,288	10,310	14,952	20,584
Property and other taxes	6,086	4,833	11,871	9,670
Depreciation, amortization and impairments	36,496	27,741	68,936	54,808

Total operating expenses	184,999	161,030	350,710	318,485

Operating income	70,127	59,280	134,163	126,501
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Interest expense	(12,654)	(9,560)	(24,465)	(19,141)
Other income (expense), net	499	(1,267)	1,173	(809)

Income before income taxes	62,197	52,678	119,321	115,001
Income tax expense	137	5,079	4,373	9,508

Net income	62,060	47,599	114,948	105,493
Net income attributable to noncontrolling interests	1,860	4,290	4,091	8,533

Net income attributable to Western Gas Partners, LP	$60,200	$43,309	$110,857	$96,960
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$60,200	$43,309	$110,857	$96,960
Pre-acquisition net (income) loss allocated to Anadarko	764	(7,032)	(4,637)	(12,520)
General partner interest in net (income) loss	(16,154)	(6,127)	(29,040)	(10,466)

Limited partners’ interest in net income	$44,810	$30,150	$77,180	$73,974

Net income per common unit – basic and diluted	$0.41	$0.33	$0.72	$0.81
Weighted average common units outstanding – basic and diluted	108,736	91,272	106,784	90,981

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

thousands except number of units	June 30, 2013	December 31, 2012 (1)

Current assets	$157,285	$477,212
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,094,026	2,717,956
Other assets	397,963	294,754

Total assets	$3,909,274	$3,749,922

Current liabilities	$146,311	$185,306
Long-term debt	1,418,362	1,168,278
Asset retirement obligations and other	76,679	115,902

Total liabilities	$1,641,352	$1,469,486

Equity and partners’ capital
Common units (112,131,561 and 104,660,553 units issued and outstanding at June 30, 2013, and December 31, 2012, respectively)	$2,130,279	$1,957,066
General partner units (2,288,399 and 2,135,930 units issued and outstanding at June 30, 2013, and December 31, 2012, respectively)	66,457	52,752
Net investment by Anadarko	—	199,960
Noncontrolling interests	71,186	70,658

Total liabilities, equity and partners’ capital	$3,909,274	$3,749,922

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$114,948	$105,493
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	68,936	54,808
Change in other items, net	(18,871)	25,885

Net cash provided by operating activities	$165,013	$186,186

Cash flows from investing activities
Capital expenditures	$(339,756)	$(193,053)
Acquisitions from affiliates	(466,936)	(465,507)
Acquisitions from third parties	(212,674)	—
Investments in equity affiliates	(29,824)	—
Proceeds from sale of assets to affiliates	82	11
Other	(382)	—

Net cash used in investing activities	$(1,049,490)	$(658,549)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$494,948	$886,369
Repayments of debt	(245,000)	(549,000)
Increase (decrease) in outstanding checks	(1,809)	(1,010)
Proceeds from issuance of common and general partner units, net of offering expenses	425,386	216,574
Distributions to unitholders	(135,801)	(89,080)
Contributions from noncontrolling interest owners	1,097	21,315
Distributions to noncontrolling interest owners	(4,660)	(10,339)
Net contributions from (distributions to) Anadarko	4,515	29,027

Net cash provided by financing activities	$538,676	$503,856

Net increase (decrease) in cash and cash equivalents	$(345,801)	$31,493
Cash and cash equivalents at beginning of period	419,981	226,559

Cash and cash equivalents at end of period	$74,180	$258,052

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

OPERATING STATISTICS

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
MMcf/d except per-unit amounts	2013	2012 (1)	2013	2012 (1)

Throughput
Gathering, treating and transportation (2)	1,765	1,611	1,696	1,608
Processing (3)	1,330	1,170	1,282	1,160
Equity investment (4)	211	234	206	235

Total throughput (5)	3,306	3,015	3,184	3,003

Throughput attributable to noncontrolling interests	167	290	161	280

Total throughput attributable to Western Gas Partners, LP	3,139	2,725	3,023	2,723

Gross margin per Mcf attributable to Western Gas Partners, LP (6)	$0.55	$0.53	$0.55	$0.54

(1)	Throughput has been recast to include volumes attributable to the Non-Operated Marcellus Interest.

(2)

Excludes average NGL pipeline volumes of 19 MBbls/d and 20 MBbls/d for the three and six months ended June 30, 2013, respectively, and 26 MBbls/d for both the three and six months ended June 30, 2012. Includes 100% of Wattenberg system volumes for all periods presented, and throughput beginning March 2013 attributable to the Anadarko-Operated Marcellus Interest.

(3)	Consists of 100% of Chipeta, Hilight and Platte Valley system volumes, 100% of the Granger and Red Desert complex volumes, and 50% of Newcastle volumes.

(4)

Represents our 14.81% share of Fort Union and 22% share of Rendezvous gross volumes, and excludes our 10% share of average White Cliffs pipeline volumes consisting of 7 MBbls/d for both the three and six months ended June 30, 2013 and 6 MBbls/d for both the three and six months ended June 30, 2012.

(5)	Includes affiliate, third-party and equity-investment volumes.

(6)

Average for period. Calculated as gross margin, excluding the noncontrolling interest owners’ proportionate share of revenues and cost of product, divided by total throughput attributable to the Partnership (excluding throughput measured in barrels). Calculation includes gross margin attributable to our NGL pipelines and income attributable to our investments in Fort Union, White Cliffs and Rendezvous and volumes attributable to our investments in Fort Union and Rendezvous.

Western Gas Equity Partners, LP

CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION

(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended June 30, 2013

Distributions declared by Western Gas Partners, LP:
General partner interest	$1,586
Incentive distribution rights	14,935
Common units held by WGP	27,606
Less:
Public company general and administrative expense	839

Cash available for distribution	$43,288

Declared distribution per common unit	$0.1975

Distributions declared by Western Gas Equity Partners, LP	$43,232

Coverage ratio	1.00	x

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
thousands except unit and per-unit amounts	2013	2012 (1)	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$109,800	$93,444	$212,690	$185,033
Natural gas, natural gas liquids and condensate sales	139,561	122,226	261,290	250,712
Equity income and other, net	5,765	4,640	10,893	9,241

Total revenues	255,126	220,310	484,873	444,986

Operating expenses
Cost of product	93,460	82,456	176,543	165,612
Operation and maintenance	41,669	35,690	78,408	67,811
General and administrative	8,209	10,310	17,138	20,584
Property and other taxes	6,086	4,833	11,871	9,670
Depreciation, amortization and impairments	36,496	27,741	68,936	54,808

Total operating expenses	185,920	161,030	352,896	318,485

Operating income	69,206	59,280	131,977	126,501
Interest income, net – affiliates	4,225	4,225	8,450	8,450
Interest expense	(12,654)	(9,560)	(24,465)	(19,141)
Other income (expense), net	493	(1,267)	1,220	(809)

Income before income taxes	61,270	52,678	117,182	115,001
Income tax expense	137	12,929	4,373	29,624

Net income	61,133	39,749	112,809	85,377
Net income attributable to noncontrolling interests	26,422	21,079	45,783	49,653

Net income attributable to Western Gas Equity Partners, LP	$34,711	$18,670	$67,026	$35,724
Limited partners’ interest in net income: (2)
Net income attributable to Western Gas Equity Partners, LP	$34,711		$67,026
Pre-acquisition net (income) loss allocated to Anadarko	764		(4,637)

Limited partners’ interest in net income	$35,475		$62,389
Net income per common unit – basic and diluted (2)	$0.16		$0.29
Weighted average number of common units outstanding – basic and diluted (2)	218,896		218,896

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)	Amounts not applicable prior to WGP’s IPO on December 12, 2012.

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

thousands except number of units	June 30, 2013	December 31, 2012 (1)

Current assets	$175,792	$478,104
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	3,094,026	2,717,956
Other assets	397,963	294,754

Total assets	$3,927,781	$3,750,814

Current liabilities	$146,504	$186,255
Long-term debt	1,418,362	1,168,278
Asset retirement obligations and other	76,679	115,902

Total liabilities	$1,641,545	$1,470,435

Equity and partners’ capital
Common units (218,895,515 issued and outstanding at June 30, 2013, and December 31, 2012)	$834,798	$912,376
Net investment by Anadarko	—	199,960
Noncontrolling interests	1,451,438	1,168,043

Total liabilities, equity and partners’ capital	$3,927,781	$3,750,814

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Six Months Ended June 30,
thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$112,809	$85,377
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	68,936	54,808
Change in other items, net	(19,333)	4,640

Net cash provided by operating activities	$162,412	$144,825

Cash flows from investing activities
Capital expenditures	$(339,756)	$(193,053)
Acquisitions from affiliates	(466,936)	(465,507)
Acquisitions from third parties	(212,674)	—
Investments in equity affiliates	(29,824)	—
Proceeds from sale of assets to affiliates	82	11
Other	(382)	—

Net cash used in investing activities	$(1,049,490)	$(658,549)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$494,948	$886,369
Repayments of debt	(245,000)	(549,000)
Increase (decrease) in outstanding checks	(1,809)	(1,010)
Proceeds from issuance of WES common units, net of offering expenses	416,119	212,096
Offering expenses from issuance of WGP common units	(2,367)	—
Contributions received from Chipeta noncontrolling interest owners (including Anadarko)	1,097	21,315
Distributions to Chipeta noncontrolling interest owners (including Anadarko)	(4,660)	(10,339)
Distributions to WES common unitholders	(58,929)	(45,317)
Distributions to WGP unitholders	(46,980)	—
Net contributions from (distributions to) Anadarko	4,515	31,103

Net cash provided by financing activities	$556,934	$545,217

Net increase (decrease) in cash and cash equivalents	$(330,144)	$31,493
Cash and cash equivalents at beginning of period	422,556	226,559

Cash and cash equivalents at end of period	$92,412	$258,052

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.